Analyst Day
December 15, 2009

Brett Penzkofer
Senior Director
Investor Relations

ArvinMeritor

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are
“forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions. There are risks and uncertainties relating to the company’s announced plans to divest the Body Systems business of LVS and any of the strategic options under which to pursue such divestiture. In the case of any sale of all or a portion of the business, these risks and uncertainties include the timing and certainty of completion of any sale, the terms upon which any purchase and sale agreement may be entered into (including potential substantial costs) and whether closing conditions (some of which may not be within the company’s control) will be met. In the case of any shut down of portions of the business, these risks and uncertainties include the amount of substantial severance and other payments as well as the length of time we will continue to have to operate the business, which is likely to be longer than in a sale scenario. There is also a risk of loss of customers of this business due to the uncertainty as to the future of this business. In addition, actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions, including the recent global economic crisis; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression);
whether our liquidity will be affected by declining vehicle production volumes in the future; availability and sharply rising cost of raw materials, including steel and oil; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; the ability to achieve anticipated or continued cost savings from reduction actions; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-
related matters; the outcome of actual and potential product liability and warranty and recall claims; rising costs of pension and other post-
retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed from time to time in filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Agenda

Chris Snodgrass

Vice President, Worldwide Manufacturing

Manufacturing & Supply

Chain

Jay Craig

Chief Financial Officer

Financial Overview

Strategic Direction

Chip McClure

Chairman, CEO and President

Operations Strategy &

Performance Plus

Commercial Truck

Carsten Reinhardt

Chief Operating Officer

Industrial & Asia Pacific

Tim Bowes

President, Industrial

Aftermarket & Trailer

Joe Mejaly

President, Aftermarket & Trailer

Divestiture Update

Mary Lehmann

Chris Snodgrass

& Supply Chain

Manufacturing & Supply

Chain

Jay Craig

Chief Financial Officer

Financial Overview

Strategic Direction

Chip McClure

Chairman, CEO and President

Operations Strategy &

Performance Plus

Commercial Truck

Carsten Reinhardt

Chief Operating Officer

Industrial & Asia Pacific

Tim Bowes

President, Industrial & Asia Pacific

Aftermarket & Trailer

Joe Mejaly

President, Aftermarket & Trailer

Divestiture Update

Mary Lehmann

Senior Vice President, Strategic

Initiatives

Analyst Day
December 15, 2009

Chip McClure
Chairman, CEO & President

ArvinMeritor™

2009 Priorities

Accelerate restructuring and other cost
reductions

Continue operational performance
improvement

Complete LVS separation

Continue to grow high-margin segments

Innovate and strengthen technology

Did what we said we would do

CVS
31%
LVS
69%
CVS
47%
LVS
53%
LVS
25%
CVS
75%
Commercial Vehicle
and Industrial
100%

7

ArvinMeritor

Progress Toward Transformation

FY03

FY06

Future

Commercial Truck

Industrial

Aftermarket & Trailer

Based on Sales

FY09

New Reporting Segments

Commercial Truck

Industrial

Aftermarket & Trailer

Light Vehicle Systems

Commercial Truck

Maintain leadership position
in delivering advanced
drivetrain solutions

Expand global brake
leadership positions

Invest in advanced
technologies to improve
vehicle efficiency

Strengthen electronics and
controls capability

Strategic Priorities

Industrial

Grow global off-highway,
specialty and defense
business

Expand product and
customer portfolio

Grow market share in Asia
Pacific

Accelerate investments in
engineering and technology
capabilities in China and
India

Strategic Priorities

Aftermarket & Trailer

Grow aftermarket through
expansion of product portfolio
and remanufacturing
business

Continue to expand
aftermarket global distribution
network and systems
infrastructure

Expand into emerging
markets

Increase global share of the
growing trailer market

Strategic Priorities

Light Vehicle Systems

Continue commitment to
LVS divestiture strategy

Continue to invest and
support customers

Limit costs to carry the
business

Strategic Priorities

Chip McClure
Chairman, Chief Executive Officer and President
Named Chief Operating Officer Effective Nov. 6, 2009
Will Retire in Mid-January
Vernon G. Baker II
Sr. Vice President and General Counsel
Jay Craig
Sr. Vice President and Chief Financial Officer
Carsten Reinhardt
Chief Operating Officer
Lin Cummins
Senior Vice President Communications
Jim Donlon III
Executive Vice President
Mary Lehmann
Sr. Vice President Strategic Initiatives
Barb Novak
Vice President and Secretary
Tim Bowes
President Industrial
Joe Mejaly
President Aftermarket and Trailer

Strong Leadership Team

2010 Priorities

Remain focused on rigorous cost management to
realize improved operating leverage

Continue transformation to focus the company on
global commercial and industrial markets

Successfully execute as global markets recover

Drive innovation – accelerating new products and
advanced fuel efficient technologies

Maintain focus on sustainable profitable growth

Continue focus on balance sheet management

Analyst Day
December 15, 2009

Carsten Reinhardt
Chief Operating Officer

ArvinMeritor™

Axles, brakes, suspension and transmissions
to commercial vehicle aftermarket customers

Wide variety of undercarriage products and
systems for trailer applications

Transforming the Business

Drivetrain systems and components
including axles, drivelines, braking and
suspension systems

Medium and heavy duty trucks in NA,
SA and Europe

Drivetrain systems including axles, brakes,
drivelines and suspensions

Off-highway, military, construction, bus and
coach, fire and emergency and other
industrial

On- and off-highway activities in Asia
Pacific

Aftermarket & Trailer

Industrial

Commercial Truck

Industrial
25%
Truck
44%
Aftermarket
& Trailer
31%

North
America
58%
Europe
22%
Asia
Pacific
10%
South
America
10%

17
ArvinMeritor

Regional and Segment Mix – Core Business

2009 Sales: $3.1 billion

Commercial Truck, Industrial, Aftermarket & Trailer

Category	Asia Pacific	Europe	North America	South America
Truck drive axle[2] 	#1 India & Australia	#1	#1	#1
Truck air brake 	Strategic Priority	#2	#1	#1 Joint Venture
Trailer axle 	Developing ASEAN Region	#3	#1	#1
Commercial vehicle aftermarket 	Strategic Priority	#3 Path to #1	#1	Strategic Priority
Off-highway axle[2] 	#1 China Strategic Priority for Asia Pacific	Strategic Priority		
Military drivetrain, suspension & brakes 	Tactical Opportunity Australia & India	Tactical Opportunity	#1	Tactical Opportunity

[1] Based on market data and management estimates
[2] Independent, non-captive, supplier

18

ArvinMeritor

Market Leadership Positions(1)

Direct Material
Optimization

Manufacturing

Overhead

C

O

S

T

SIX MAIN AREAS DEFINED IN 2006

More than 450 initiatives in the pipeline; more than 1,300
complete

Forty full-time employees

Active business process in NA, EU, SA, India and China

Reduced supply base by 15%

Invested $100 million in rationalization, flexibility and capacity

Exceeded targeted annual labor and burden savings of 3% (net of economics)

One plant opened, six plants closed and consolidated

APS launched in 100% of our plants globally

Investment initiated in additional capacity in lucrative, emerging markets in Brazil and China

Substantially exceeded risk-adjusted target of ~$45 million

Including 8% indirect material savings

Additional G&A savings include: temp labor, travel &
entertainment, shared services and outsourcing

Product Strategy

Engineering R&D

Aftermarket

R

E

V

E

N

U

E

SIX MAIN AREAS DEFINED IN 2006

Increased engineering staff by 10%+

Invested $3 million in testing and validation

Forty-seven major program launches since 2007

Presented dual-mode hybrid technology

Grew electronics and controls capabilities

Defined key growth segments such as off-highway,
defense, drivetrain efficiency and brake technology

First products have hit the marketplace

Focused program to improve profitability of products
through pricing and complexity reduction

Increased revenue by approximately $120 million or 17%

Revenue growth of 70% in Remanufacturing

Launched new products including Platinum Shield

Combined trailer axle offering with remanufactured
products to EU fleets for lower cost of operation

Launched CVA product platform in BRIC countries

Industrial
25%
Truck
44%
Aftermarket
& Trailer
31%

22

ArvinMeritor

Commercial Truck

Based on FY09 Sales

Well-positioned to benefit from
rebound in global commercial
truck markets in North America
and Europe

Well-established position in
South America

Strong product portfolio and
customer relationships

Building on strong position to
diversify customer mix

Aggressive product launch
cadence in 2010/2011/2012

Designing products for vehicle
efficiency

South America 21%
North America 43%
Europe 36%

VOLVO	√	√	√
NAVISTAR	√		
DAIMLER	√	√	√
MAN		√	
IVECO		√	√
PACCAR	√		√
Ford	√	√	√
HINO	√		

23
ArvinMeritor

Truck Markets and Customers

Customer

North
America

South
America

Europe

v

v

v

v

v

v

v

v

v

v

v

v

v

v

v

v

Top Truck Customers 2009

Based on FY09 Sales

FTR Forecast
262
335
372
201
195
118
123
187
255
2004
2005
2006
2007
2008
2009
2010
2011
2012

FTR Forecast
210
227
241
196
143
94
114
171
204
2004
2005
2006
2007
2008
2009
2010
2011
2012

JD Power Forecast
422
442
478
535
545
191
246
364
465
2004
2005
2006
2007
2008
2009
2010
2011
2012

JD Power Forecast
106
116
106
138
168
117
138
153
169
2004
2005
2006
2007
2008
2009
2010
2011
2012

24
ArvinMeritor

Global Truck Production Trends

North America

Class 8 Production (000)

Calendar Year

Western Europe

Med. & Heavy Truck Production GVW>6t (000)

Calendar Year

North America

Class 4-7 Production (000)

Calendar Year

South America

Med. & Heavy Truck Production GVW>6t  (000)

Calendar Year

Growing Business in North America

PACCAR

Meritor front and rear
axles and brakes now
standard on the
KENMEX new T460 for
cement mixer and dump
truck applications

KENMEX is the Mexican
subsidiary of the
Kenworth Truck
Company, a PACCAR
company

Volvo

Meritor will continue to be the
standard drive axle supplier for
the Volvo and Mack truck
brands for the next three years

RPL Meritor drivelines will be
standard on Volvo

RN Meritor drivelines will be
standard on Mack

DTNA

Extends long-term
relationship with DTNA

Agreement through 2011

Continues supply of axles,
brakes and drivelines to
Freightliner and Western
Star at historical penetration
levels

Meritor WABCO awarded
standard position for new
SS1200 plus air dryer
beginning January 2010

Navistar

Signed 7-year axle agreement
in March 2009

Meritor axles now standard
position on International
medium duty trucks and IC Bus
brand school and commercial
buses

Gained additional standard axle
position on International’s
heavy-duty trucks

Gained data book positions for
Meritor WABCO

Launch at Mid-America Trucking Show
Start of Production March 2010

26

ArvinMeritor

Next Generation Technology

New design
addresses
customer needs

Improved vehicle
efficiency

Lowest weight in
industry

Optimized
driveline
angularity

Higher torque/HP
capability

Faster axle ratios

MT-14X Tandem Axle

DUAL MODE
HYBRID
MERITOR
WAL•MART
MY-003

SMART Chassis Control Systems
- Suspension height control systems
- Tire pressure management systems

Dual Mode Hybrid
- Regenerative braking and energy recovery
- Emission-free idling
- Electrified engine accessories
- Narrow-mode engine operation
- Improved fuel economy (15%+)

High Efficiency SMART Tandem
- Meritor "high-efficiency" carrier
- Significantly lighter weight
- Less parasitic losses
- Automated traction control

27

ArvinMeritor

Next Generation Technology

Capitalize on our unique technology to diversify customer base and grow axle and brake share in Europe

28

Developing technologies to improve
product cost, performance and vehicle
efficiency to support key customers

Successfully launched 17-X drive axle
for European applications

Plan to begin production of
MS-18X for 60 ton GCW Global
applications in 2Q11

Significant investment planned to
support foundation air disc brake
business

Increasing the scale of our well known,
on-highway hub reduction technology
with the 610 product platform

Growing Business in Western Europe

ELSA Disc Brake

17-X Technology

Hub Reduction Technology

Scania
MAZ
KAMAZ - Daimler
GAZ
Volvo
MAN-TBA
DAF-TBA

Truck Sales in Units
140000
120000
100000
80000
60000
40000
20000
0
2006
2007
2008
2009
2010
2011
2012
2013
2014

29

Growing Business in Russia

Background

ARM sales in the Commonwealth of
Independent States (CIS) have
increased to more than $10 million as
100,000 new and used EU and NA
trucks have been imported into the
region

Moscow office opened in 2008 to
support region with aftermarket needs

Further growth in CIS expected as
conditions improve

Next Steps

Signed MOU to study feasibility of a
joint venture for axles, brakes and
trailer components in the region

JV would serve the CIS
and provide low cost manufactured
components for other territories

Market Growth in CIS Significant

Source: Global Insight

4 Manufacturing Facilities
2 Joint Ventures
1300 Employees
BRAZIL
Resende
Osasco
Caxias do Sul
KEY
MANUFACTURING
SALES & ADMINISTRATIVE
DISTRIBUTION CENTER
JOINT VENTURE
Resende MAN/VW
• Axle assembly for MAN
ArvinMeritor do Brasil - Osasco, Brazil
• Region's largest drive axle manufacturer
• Recently announced $10 million investment to further expand axle and driveline capacity
Master (JV with Randon) - Caxias do Sul, Brazil
• Leader and largest manufacturer of brake systems for commercial vehicles in the region
Suspensys (JV with Randon)- Caxias do Sul, Brazil
• Leader in suspensions, tag axles and wheel end components

30

ArvinMeritor

Strong Position in South America

Customer	Axles	Brakes	Suspension
MAN	◕	●	◑
DAIMLER	○	◕	◕
Ford	◕	●	◑
VOLVO	●	●	◑
IVECO	●	●	◑
[Scania logo]	○	◕	◑

175
140
105
70
35
0
104
114
103
133
161
115
133
147
162
2004
2005
2006
2007
2008
2009
2010
2011
2012

31

ArvinMeritor

Brazil Economy Improving

GDP expanded by 1.9% quarter-over-quarter in 2Q; estimates for approximately 5% real GDP growth through 2015

Government plans to invest $160 billion from 2009-2013 on recovery and production of recently discovered deep water oil reserves

Expected government stimulus for 2014 World Cup and 2016 Summer
Olympics

Growth Acceleration Program will invest more than $400 billion over next five years in infrastructure

Brazil

Truck Production, GVW>6t

Calendar Year

Source: J.D. Power and Associates

Analyst Day
December 15, 2009

Tim Bowes
President, Industrial and Asia Pacific

ArvinMeritor™

Industrial
25%
Truck
44%
Aftermarket
& Trailer
31%

33

ArvinMeritor

Industrial and Asia Pacific

Off-Highway

Leading independent off-highway axle
supplier in China

Re-entering global off-highway market
leveraging global scale and technology

Defense

Largest independent drivetrain producer
for tactical wheeled vehicles globally

Commercial Vehicle

Largest independent supplier of axles
in India and Australia

Leading supplier of drum brakes in
China

Specialty

Leader in Bus & Coach in U.S.

Leader in customized fire truck market
in the U.S.

Leader in Class 5 AWD market in the
U.S.

Expanding in premium bus & coach
market in India and China

Based on FY09 Sales

Asia Pacific
36%
North America
64%

320
240
160
80
0
210
216
274
270
229
173
240
276
312
2004
2005
2006
2007
2008
2009
2010
2011
2012

Top Customers 2009

Customer	North America	China	India	Australia Japan
BAE SYSTEMS	√			
NAVISTAR	√		√	
GILLIG	√			
XCMG		√		
CATERPILLAR / SEM	√	√		
SANY		√		
YUTONG		√		
ANKAI		√		
ASHOK LEYLAND			√	
TATA			√	

14%
12%
10%
8%
6%
4%
2%
0%
10.1
10.4
11.6
13
8.9
8.1
8.6
8.9
9
2004
2005
2006
2007
2008
2009
2010
2011
2012

ArvinMeritor

Industrial and Asia Pacific

China

GDP Growth

India

Truck Production GVW>6t

Source: J.D. Power and Associates

Source: J.D. Power and Associates

Based on FY09 Sales

6x4 Truck
$614 M
Material
Handling
$300 M
Mining $62 M
Forestry $51 M
Construction
$889 M

35

ArvinMeritor

Global Off-Highway Market

Target Launch Market of $1.9B

Demand expected to grow
through 2014; AP major
growth market

Leveraging China installed
base and commercial
vehicle products

More than 50 new axle
models

Robust global product plans

New axle families from
35,000 lb-300,000 lb capacity

Significant investment
planned for Xuzhou Meritor
Axle Co. joint venture

Targeting 20% increase in
capacity

Housing

Brake

Steering

Wheel end

Carrier

AT Crane

MXT

FMTV

JLTV

Defense Programs

Future Programs

Booked Business

FMTV

On-contract through 2010

Re-buy contract starts in 2011

MXT

Production contract with British MoD

Meritor TACTX™ High Mobility
Independent Suspension

Heavy Tactical Trucks

Freightliner on contract through 2010

Aftermarket Service for All Models

Joint Light Tactical Vehicle (JLTV)

HMMWV replacement, production SOP 2013

ArvinMeritor partnered with 2/3 current OEM’s

Marine Personnel Carrier (MPC)

Next Generation LAV

ArvinMeritor on team to build a demonstrator,
production 2014

DEFENSE STRATEGY

Secure North America position

Expand in selective markets

China 58%
India 20%
Australia 15%
Other 7%

800
700
600
500
400
300
200
100
0
North America
Europe
South America
India
China
2007
2008
2009

37

ArvinMeritor

Asia Pacific Strategy

Market presence for nearly 30 years

Strong in-region management with
localized manufacturing and
sourcing

Regional product development
leveraging global capabilities

Strong relationships

Focused on China, India and
ASEAN region

Exploring organic and inorganic
growth opportunities

Increasing engineering capabilities

Regional Market Comparison for Truck Production

FOCUS

Based on FY09 Sales

5 Countries
7 Manufacturing Facilities
4 Joint Ventures
2 Technical Centers
2600 Employees
JAPAN
Yokohama
CHINA
Xuzhou
Shiyan
Wuxi
Shanghai
INDIA
Bangalore
Mysore
SINGAPORE
Jurong Town
AUSTRALIA
Brisbane
Sunshine
KEY
MANUFACTURING
TECHNOLOGY CENTER
SALES & ADMINISTRATIVE
JOINT VENTURE

38

ArvinMeritor

Asia Pacific Footprint

China Commercial Vehicle and Specialty

ArvinMeritor Vehicle Systems
Co., Ltd.

Location: Wuxi, Jiangsu Province, China

Products: Air disc brake, carrier assembly,
axles, trailer beam and axle

Markets: Bus & Coach

Meritor Huayang Vehicle Braking
Co., Ltd.

Expand axle offering for high and mid-range OE Market (truck and bus)

Increase brake capabilities

Increase local engineering and customer service capability

Growth Strategy

Location:  Shiyan, Hubei Province, China

Products: Drum brakes

Markets:    Commercial vehicles, Bus

    & Coach and Off-Highway

India Growth Strategy

Meritor HVS (India) Ltd. and Automotive Axles Ltd.

Location: Mysore

Main Products: Drive axles, front steer axles, tag axles and brakes; significant engineering and validation capabilities exist

Established: Partnerships with Kalyani Group established in 1998 and 1981

Sales growth in foundation and air disc brakes

Expand product portfolio to meet increasing needs in the commercial vehicle market

Strategically enter growing Indian off-highway market

Opportunities in military market

Advanced product design and development capabilities in Bangalore technical center

Growth Strategy

Analyst Day
December 15, 2009

Joe Mejaly
President
Aftermarket & Trailer

ArvinMeritor™

Industrial
25%
Truck
44%
Aftermarket
& Trailer
31%

42

ArvinMeritor

Aftermarket & Trailer Segment

Global Aftermarket Business

Well-known brand portfolio and
product life-cycle service and
support

World-class packaging and
distribution

Remanufacturing global enterprise

Extensive product portfolio and “all
makes” competitor product lines

Industry-wide leader in customer
service

Global Trailer Business

Full-line axle, wheel-end and
suspension supplier

Established footprint in North
America and Europe

Leading market position with joint
venture in South America

Distribution in Asia Pacific region

Based on FY09 Sales

North America 76%
Europe 19%
South America 3%
Asia Pacific 2%

Million
2.90
2.80
2.70
2.60
2.50
2.40
2.78
2.85
2.89
2.90
2.74
2.53
2.60
2.75
2.87
2004 2005 2006 2007 2008 2009 2010 2011 2012

300
225
150
75
0
229
251
283
222
152
75
89
144
210
2004 2005 2006 2007 2008 2009 2010 2011 2012

375
300
225
150
75
0
260
260
313
354
352
100
116
129
146
2004 2005 2006 2007 2008 2009 2010 2011 2012

43

ArvinMeritor

Aftermarket & Trailer

North American Trailer Production

U.S. Truck Freight Ton Miles

Seasonally Adjusted

Source: FTR Associates

Source: FTR Associates

Source: 2004-08 CLEAR data; 2009-12 blended data

Europe Trailer Production

Based on FY09 Sales

1
PRICE POINT #1
2
PRICE POINT #2
3
PRICE POINT #3
TRUCK POPULATION
Market Pricing
Age of Vehicle

MERITOR

MERITOR WABCO

EUCLID

Mascot Truck Parts

44

ArvinMeritor

Aftermarket Success Formula

Genuine Product

Genuine Product –

Price/Reman

Price/Reman

Advanced warehousing
management and distribution
systems

Highly-automated
component packaging
capability

Same day shipment for
vehicle-down emergencies

Lean warehousing and Six
Sigma-driven processes

Highly-efficient order
processing capability

Low transaction cost

Global Reach

11 distribution centers
across 5 continents

7 remanufacturing centers

8 customer assistance call
centers

3,300 distributors

2,600 OE dealers

Servicing the Full

Lifecycle of the Vehicle

Distribution Expertise and

Extensive Global Network

Product

Brands

Products

Transmissions

Axles

Electronic products

Braking components

Drivelines

Trailer axles/components

Steering gears

Air systems/components

Clutches

Hydraulic braking systems

Remanufactured portfolio

Aftermarket Growth Initiatives - Europe

2003

2009

52%

48%

65%

35%

All-makes extensions

Reman offerings

Brand differentiation

Growth driven by:

Infrastructure investments

Price point products for broad
European market

“Meritor Service Point”

OEM service parts

Independent distributor channel

Based on Sales

#1
#3 with Path to #1
Strategic Priority
Strategic Priority
KEY
SALES & ADMINISTRATIVE
DISTRIBUTION CENTER
DISTRIBUTION POINT

46

ArvinMeritor

Strategy for Globalization

North
America

Europe

South
America

Asia Pacific

Trailer Growth Initiatives

Significantly reduced breakeven levels at current industry volumes

Well-positioned with new product launches

Prepared to capitalize on market recovery

MTA Air

Suspension

Euroflex

Maintain #1 position in trailer axles and braking
systems

Expand product offerings

Launch new MTA air suspension in 2010

Introduce new advanced technologies (MTIS)

Enhance product lines

Launched Euroflex new air suspension in 2009

Drive growth by leveraging:

Sales and service support

Aftermarket distribution network

Grow with strong joint venture partner

Expand product offerings

Launch next generation air suspension in
2010

Continue to build strong alignment with key
customers

Increase market share in Australia and New
Zealand and expand in other Asian countries

Expand mfg. and dist. footprint in region

CS Suspension

Analyst Day
December 15, 2009

Chris Snodgrass
Vice President
Worldwide Manufacturing and Supply Chain

ArvinMeritor™

Footprint	APS Lean	Supply Chain Management	Manufacturing Technology	Customer Satisfaction

Management System
Operating Systems
Mindsets & Behaviors

2007
2009

2007
2009

49

ArvinMeritor

Manufacturing Operations Turnaround

Five focus areas driven by a foundation of talented employees

Labor and Burden

40% reduction in manufacturing
conversion cost

Inventory

25% reduction in inventory
through performance

Specialty: $29M
Footprint optimization: $24M
Other U.S.: $14M
Europe - $72M
Asia Pacific - $18M
Mexico - $52M
Brazil - $9M
Significant additional investment planned for 2010

50

Global Manufacturing Investment 2007-2009

Investment continues through all cycles

ONTARIO
Toronto
Tilbury
St. Thomas
UNITED STATES
Plainfield, Ind.
Florence, Ky.
Carrollton, Ky.
Frankfort, Ky.
Franklin, Ky.
Morristown, Tenn.
Forest City, N.C.
UNITED STATES
Newark, Ohio
York, S.C.
Laurinburg, N.C.
Asheville, N.C.
Arden, N.C.
Manning, S.C.
MEXICO
Monterrey
Sisamex

ArvinMeritor

C 50

51
ArvinMeritor

Preparing North America for the Upturn

Mexico

Increased flexibility and capability

Consolidated footprint

North American Footprint

CHINA
Changchun
Xuzhou
Shiyan City
Wuxi
INDIA
Mysore
SINGAPORE
Jurong Town
AUSTRALIA
Brisbane
Sunshine

52
ArvinMeritor

Industrializing Footprint for Growth in Asia

China

Localizing capability

Positioning footprint for growth

Asia Pacific Footprint

5S/TPM

- ✔ 5S - TPM
- ✔ Strong Metrics
- ✔ Kaizen
- ✔ Employee Empowerment
- ✔ Value Stream Mapping

Empowerment

Accountability

Strong Metrics

Operating System

Management System

Mindset, Behaviors & Capabilities

Kaizen

53

ArvinMeritor

ArvinMeritor Production System

Customer
Forecast Interpretation
• Improved forecast data interpretation
• Systematic product mix prediction
• Application of historical data to shape the "unknown"
Supply Chain Planning
• Consolidation of eight MRP systems to one
• Flexible planner workbench
• Optimized data stream to supply base
Supplier
Managing Supplier Risk
• Financial
• Raw material availability
• Capacity timing
• Helping our suppliers to "also" manage the cycle
Customer
• Better order visibility
• Closer collaboration and transparency to market expectations
• Intelligent filtering of all available market data inputs
People
Systems
Operational Excellence Throughout the Cycle
• Eliminate premium costs
• Meet customer delivery expectations
• Maintain high quality standards
Our Plants
• Footprint optimization
• Continued APS implementation
• Capex focused on flexible gearing and housing machines to improve core processes
Transportation Management System
• Distance optimization
• Centralized freight oversight
• Web-based release and confirmation

Managing the Cycle

Analyst Day
December 15, 2009

Jay Craig
Chief Financial Officer

ArvinMeritor™

Segment EBITDA Before Special Items(1)

Quarter Ended

September 30,

Year Ended

September 30,

2009

2008

2009

2008

Sales

        Commercial Truck

$   325

$    690

    $ 1,566

    $ 2,922

        Industrial

220

290

         888

       1,117

        Aftermarket & Trailer

219

307

         954

       1,183

        Light Vehicle Systems

288

340

      1,033

       1,571

        Intersegment Sales

(68)

(96)

       (333)

        (403)

        Total Sales

$   984

$ 1,531

    $ 4,108

    $ 6,390

EBITDA

        Commercial Truck

$    1

$   27

$  (38)

$  116

        Industrial

24

36

126

128

        Aftermarket & Trailer

18

34

89

110

        Light Vehicle Systems

-

5

(53)

15

                 Segment EBITDA

$  43

$ 102

$  124

$  369

Unallocated Corporate Costs

(3)

(15)

(8)

(39)

         Total EBITDA

$  40

$   87

$  116

$  330

         Total EBITDA Margin

4.1%

5.7%

2.8%

5.2%

(in millions)

(1)    Continuing operations before special items.  See appendix – “Non-GAAP Financial Information.”

2009 Income Tax Expense
Continuing Operations – Before Special Items [(1)]

(in millions)

Q409	BSI PBT Inc./(Exp.)	BSI Inc. Tax Exp	Effective Rate
Income not subject to VA	$ 37	$ 12	32.4%
Income subject to VA [(2)]	(35)	-	
Year-end tax adjustments	-	6	
Total	**$ 2**	**$ 18**	

FY09	BSI PBT Inc./(Exp.)	BSI Inc. Tax Exp	Effective Rate
Income not subject to VA	$ 122	$ 32	26.2%
Income subject to VA [(3)]	(171)	-	
Year-end tax adjustments	-	6	
Total	**$ (49)**	**$ 38**	

(1) See appendix – "Non-GAAP Financial Information."

(2) Expected ~$10 million benefit on losses (approx. 30% statutory rate) not realized in Q4 2009 due to valuation allowances established in fiscal year 2009.

(3) Expected ~$51 million benefit on losses (approx. 30% statutory rate) not realized in FY 2009 due to valuation allowances established in fiscal year 2009.

57

ArvinMeritor

Free Cash Flow (1)

Quarter Ended

September 30,

Year Ended

September 30,

2009

2008

2009

2008

Pretax Income from Continuing Operations

      $             (2)

      $            23

     $      (361)

      $              93

Impairments

     -

       -

       223

           -

Net Spending (D&A less Capital Expenditures)

     4

       (17)

       (30)

           (18)

Pension and Retiree Medical Net of Expense

       (5)

       6

             (26)

           22

Performance Working Capital (2)

       41

       234

              210

           (154)

Off Balance Sheet Securitization and Factoring

       (15)

       (83)

             (275)

           120

Other, including Restructuring

       (13)

       (84)

              (131)

           (21)

     Free Cash Flow from Continuing Ops.

      $            10

       79

             $  (390)

          $           42

Discontinued Operations

       12

       24

             (39)

           (51)

     Free Cash Flow

     $             22

      $         103

      $       (429)

      $                (9)

Memo: Cash Flow Provided by Continuing
Operations

     $             27

      $         127

      $       (279)

      $           180

(in millions)

(1)    See appendix – “Non-GAAP Financial Information.”

(2)    Change in payables less changes in receivables, inventory and customer tooling.

Fourth Quarter 2009 Results Comparisons(1)

FY09 Q3
Actual(2)

FY09 Q4
Actual

Sales

$942 million

$984 million

EBITDA BSI

$28 million

$40 million

EPS BSI

$(0.29)

$(0.28)

FCF before Factoring
and Restructuring

$158 million

$48 million

FCF

$73 million

$22 million

(1)

See appendix – “Non-GAAP Financial Information.”

(2)

Recast for LVS divestitures, including removal of Wheels, as reported in Q4 2009.

EBITDA Margin Before Special Items (1)

EBITDA(1) Margin

Q309 – As previously reported

3.3%

Wheels and Chassis divestitures

(0.3)

Q309 – Excluding Wheels and Chassis

3.0%

Europe medium & heavy truck production volume

(1.0)

North America production volume

0.3

South America production volume

0.3

Performance Plus and other cost savings

1.6

Other

(0.2)

Core Business subtotal

4.0%

LVS

0.1

  Q409

4.1%

(1)    ArvinMeritor uses EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company’s reportable segments.  See appendix for consolidation and comparison to GAAP measures.  EBITDA margin equals
EBITDA divided by sales.

Margins vs. Prior Quarter

Structural Cost Reductions(1)

Core Business

FY09 Savings(1)

Q4

FY

Run

Rate

Structural Cost
Reductions

$34

$97

$136

Temporary Cost
Reductions

$13

$48

$52

Variable Labor

(Volume related)

$18

$50

$72

                          Total

$65

$195

$260

(1)     Cost reductions represent expected savings based on current information and management’s best estimates.

Pay reductions restored

in November

($12 million annual run rate)

FY10 and beyond

(in millions)

Pension & OPEB Update

FY07

FY08

FY09

FY10E(1)

Pension

Unfunded Status

$181

$115

$517

N/A

Expense(2)

$69

$46

$22

$38

Contributions

$152

$34

$25

$51

Discount Rate

U.S.

6.35%

7.10%

5.70%

N/A

Asset Returns

U.S.

OPEB

Contributions(3)

$50

$48

$75

$46

(1)

Based on management’s current planning assumptions and other factors.  Actual results may differ materially from projections as a result of risks and uncertainties.  Please see slide “Forward Looking Statements.”

(2)

Based on continuing operations excluding restructuring expenses.

(3)

Includes $28 million one-time settlement of USW retiree medical in Q1 2009.

(in millions)

Long-term return assumption currently at 8.5%

2010 Planning Assumptions(1)

(in millions)

Capital Expenditures

$90 - $110

Interest Expense

$95 - $110

Income Tax Expense - BSI

$40 - $60

Cash Income Taxes

$25 - $50

(1)    Based on management’s current planning assumptions and other factors.  Actual results may differ materially from projections as a result of risks and uncertainties.  Please see slide “Forward Looking Statements.”

Fiscal Year Basis

Update on First Quarter Outlook(1)

FY 2009 Q4
Actual(2)

FY 2010 Q1
Outlook(1)

Sales

$984 million

Higher

EBITDA BSI

$40 million

Higher

Income before
Taxes BSI

$2 million

Higher

FCF before
Factoring and
Restructuring

$48 million

Slightly Negative

FCF

$22 million

Around Breakeven

(1)

Based on management’s current planning assumptions and other factors.  Actual results may differ materially from projections as a result of risks and uncertainties.  Please see slide “Forward Looking Statements.”

(2)

See appendix – “Non-GAAP Financial Information” for a reconciliation to GAAP.

Q1 FY 2010 Free Cash Flow is expected to be
significantly better than previous years

We expect to achieve positive Free Cash Flow for
three consecutive quarters

Stable Cash Flow Results(1)(2)

(1)

Based on management’s current planning assumptions and other factors.  Actual results may differ materially from projections as a result of risks and uncertainties.  Please see slide “Forward Looking Statements.”

(2)

See appendix – “Non-GAAP Financial Information.”

(3)        GAAP cash flow provided by (used for) continuing operations was $ (338) million for fiscal year 2009 first quarter, $(271) million for fiscal year 2008 first quarter, $27 million for fiscal year 2009 fourth quarter, $99 million for fiscal year 2009 third quarter and $(102)
million for fiscal year 2009 second quarter.

(in millions)

FY 2010 Q1
Outlook(1)

FY 2009 Q1
Actual

FY 2008 Q1
Actual

Free Cash Flow

Around
Breakeven

$(386) million

$(305) million

(in millions)

FY 2010 Q1
Outlook(1)

FY 2009 Q4
Actual

FY 2009 Q3
Actual

FY 2009 Q2
Actual

FY 2009 Q1
Actual

Free Cash Flow

Around
Breakeven

$22

$73

$(138)

$(386)

Path to Long-Term EBITDA Target[(1)(2)]

(in millions)

FY 2008 adjusted Sales[(3)]	$4,819
10% EBITDA Target	~$490
FY 2008 adjusted EBITDA[(3)]	$354
Gap	~$135

FY 2008 adjusted EBITDA[(3)]	$354
Structural Cost Reductions	$135
(see Slide – Structural Cost Reductions)	
Increased costs for Growth initiatives	~$(50)
Return on incremental Sales	~$75
Potential EBITDA at 10% margin target	~$515

Requirements to Achieve Target

- Recovery of global commercial vehicle markets to reasonable levels of demand
- Maintain structural cost reductions as commercial vehicle industries rebound
- Continued execution of growth initiatives

(1) EBITDA before special items target of 10% average through the cycle; based on management's long-term planning assumptions.
(2) Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
(3) Excludes LVS and unallocated corporate and sold businesses.

66
ArvinMeritor

Millions as of September 30, 2009
$700
$600
$500
$400
$300
$200
$100
$0
Secured Revolver
$611 unused
Intend to Extend Maturity
Intend to Extend Maturity
Borrowings
Letters of credit
$28
$27
$276
$253
$300
$200
2010
2011
2012
2013
2014
2015
2016 Convertibles (Initial Put Date)
2017
2018
2019 Convertibles (Initial Put Date)
Fiscal Year

67

ArvinMeritor

FY10 plan to extend maturities of our revolver and bulk of 2012 notes

Long-term objective of achieving credit statistics near
investment grade

Long-Term Capital Structure(1)

(1)

Based on management’s current planning assumptions and other factors.  Actual results may differ materially from projections as a result of risks and uncertainties.  Please see slide “Forward Looking Statements.”

(2)

S&P key industrial financial ratios – Three-year (2005-2007) average medians for BB rated companies.

(Three-year average)

S&P BB
Ratios(2)

EBITDA Interest Coverage

4.8X

Free Operating Cash Flow /
Total Debt

7.1%

Total Debt / EBITDA

3.1X

Total Debt / Capitalization

52.5%

Analyst Day
December 15, 2009

Mary Lehmann
Senior Vice President
Strategic Initiatives

ArvinMeritor™

Venezuela
Pass-through
Gabriel Ride Control NA
MSSC
Sale Closed
Run-off Business

69

ArvinMeritor

Chassis

Transactions solidified ArvinMeritor’s liquidity
position

Sold stake in Gabriel de Venezuela (June 2009)

Sold Gabriel Ride Control North America U.S.
(July 2009), Mexico (August 2009)

Sold stake in joint venture with Mitsubishi Steel
(MSSC) (October 2009)

Sales from remaining Chassis businesses were
$106 million in FY09

Remaining Chassis businesses have operated
near breakeven; most will run off over the next
two years as vehicle programs end

Chassis Operations
2008 Sales

Wheels

Sold and closed in September 2009;
$166 million net proceeds

Wheels complete; Chassis divestiture essentially complete

LVS Divestiture – Significant Progress to Date

LVS Financial Update

3Q 2009

4Q 2009

Sales

$259

$288

EBITDA – BSI(1)

$(6)

$0

Free Cash Flow

(Before Factoring)

Slightly
Positive

About
Breakeven

Capital
Expenditures(2)

$25 - $30 million in FY 2010

(included in total company FY 2010
assumption of $90 - $110 million)

(1)             See appendix – “Non-GAAP Financial Information.”

(2)

Based on management’s current planning assumptions and other factors.  Actual results may differ materially from projections as a result of risks and uncertainties.  Please see slide “Forward Looking Statements.”

Based on FY09 Sales

LVS Divestiture – Body Systems

Committed to divest Body Systems and will work to
achieve the best outcome for our shareholders,
customers and employees as we move through 2010

Body Systems is believed to have stabilized at continuing
depressed market volumes

EBITDA near breakeven levels in Q3 and Q4 2009

Improved “cost to carry” should provide time to divest the
business in the most economically advantageous way
possible

Preferred outcome is strategic buyer for the business

External progress updates will be provided

Analyst Day

December 15, 2009

Chip McClure

Chairman, CEO & President

ArvinMeritor™

A company prepared to realize its full potential

Strong leadership team

Strong focus

Strong market positions

Strong global foundation

Strong profitable growth strategy

Appendix

Non-GAAP Financial Information

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”)
included throughout this presentation, the Company has provided information regarding income from continuing operations and diluted earnings per share before special items, which are non-GAAP financial measures. These non-GAAP measures are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations plus or minus special items. Other non-GAAP financial measures include “EBITDA” and “free cash flow”. EBITDA before special items is defined as earnings before interest, taxes, depreciation and amortization, and losses on sales of receivables, plus or minus special items. Free cash flow represents net cash provided by operating activities less capital expenditures.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes that free cash flow is useful in analyzing the Company’s ability to service and repay its debt. EBITDA is a meaningful measure of performance commonly used by management, the investment community and banking institutions to analyze operating performance and entity valuation.  Further, management uses these non-GAAP measures for planning and forecasting in future periods. The company uses EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company’s reportable segments.

These non-GAAP measures should not be considered a substitute for the reported results prepared in accordance with
GAAP. Free cash flow should not be considered substitutes for cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. EBITDA should not be considered an alternative to operating income as an indicator of operating performance or to cash flows as a measure of liquidity. These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

In addition, financial data may be provided on a “trailing twelve month basis,” which equates to the sum of the measure in question for the four most recent quarters.

3 Months Ended 9/30/09	Restructuring	Income Tax Charges	Before Special Items 9/30/09
Sales	$ 984	$ -	$ -	$ 984
Gross Margin	83	-	-	83
Operating Income	12	4	-	16
Income (Loss) From Continuing Operations	(49)	4	25	(20)
DILUTED EARNINGS (LOSS) PER SHARE				
Continuing Operations	$ (0.68)	$ 0.06	$ 0.34	$ (0.28)
DILUTED Shares Outstanding	72.7	72.7	72.7	72.7
EBITDA				
Commercial Truck	$ (2)	$ 3	$ -	$ 1
Industrial	24	-	-	24
Aftermarket & Trailer	17	1	-	18
Light Vehicle Systems	2	(2)	-	-
Segment EBITDA	41	2	-	43
Unallocated Corporate Costs	(5)	2	-	(3)
Total EBITDA	$ 36	$ 4	$ -	$ 40

76

ArvinMeritor

Non-GAAP Financial Information
Income Statement Special Items Walk 4Q 2009

3 Months Ended 6/30/09	Restructuring	LVS Separation Costs	Income Tax Charges	Before Special Items 6/30/09
Sales	$ 942	$ -	$ -	$ -	$ 942
Gross Margin	69	-	-	-	69
Operating Income (Loss)	(4)	6	1	-	4
Loss From Continuing Operations	(32)	6	1	3	(21)
DILUTED EARNINGS (LOSS) PER SHARE					
Continuing Operations	$ (0.44)	$ 0.09	$ 0.01	$ 0.05	$ (0.29)
DILUTED Shares Outstanding	72.7	72.7	72.7	72.7	72.7
EBITDA					
Commercial Truck	$ (25)	$ 5	$ -	$ -	$ (20)
Industrial	37	-	-	-	37
Aftermarket & Trailer	18	-	-	-	18
Light Vehicle Systems	(7)	1	-	-	(6)
Segment EBITDA	23	6	-	-	29
Unallocated Corporate Costs	(2)	-	1	-	(1)
Total EBITDA	$ 21	$ 6	$ 1	$ -	$ 28

77

ArvinMeritor

Non-GAAP Financial Information
Income Statement Special Items Walk 3Q 2009

3 Months Ended 9/30/08	Restructuring	LVS Separation Costs	Non-cash Income Tax Charges	BSI Tax Rate Impact	Before Special Items 9/30/08
Sales	$ 1,531	$ -	$ -	$ -	$ -	$ 1,531
Gross Margin	142	-	-	-	-	142
Operating Income	30	-	11	-	-	41
Income (Loss) From Continuing Operations	(160)	-	11	183	(8)	26
DILUTED EARNINGS (LOSS) PER SHARE						
Continuing Operations	$ (2.22)	$ -	$ 0.15	$ 2.53	$ (0.11)	$ 0.35
DILUTED Shares Outstanding	72.2					73.4
EBITDA						
Commercial Truck	$ 28	$ (1)	$ -	$ -	$ -	$ 27
Industrial	36	-	-	-	-	36
Aftermarket & Trailer	34	-	-	-	-	34
Light Vehicle Systems	4	1	-	-	-	5
Segment EBITDA	102	-	-	-	-	102
Unallocated Corporate Costs	(26)	-	11	-	-	(15)
Total EBITDA	$ 76	$ -	$ 11	$ -	$ -	$ 87

78

ArvinMeritor

Non-GAAP Financial Information
Income Statement Special Items Walk 4Q 2008

12 Months Ended 9/30/09	Restructuring	LVS Spin-Off Costs	Impairments	Income Tax Charges	Before Special Items 9/30/09
Sales	$ 4,108	$ -	$ -	$ -	$ -	$ 4,108
Gross Margin	304	-	-	-	-	304
Operating Income (Loss)	(290)	80	9	223	-	22
Income (Loss) From Continuing Operations	(1,077)	68	9	216	688	(96)
DILUTED EARNINGS (LOSS) PER SHARE						
Continuing Operations	$ (14.86)	$ 0.94	$ 0.13	$ 2.98	$ 9.49	$ (1.32)
DILUTED Shares Outstanding	72.5	72.5	72.5	72.5	72.5	72.5
EBITDA						
Commercial Truck	$ (98)	$ 52	$ -	$ 8	$ -	$ (38)
Industrial	124	2	-	-	-	126
Aftermarket & Trailer	88	1	-	-	-	89
Light Vehicle Systems	(281)	19	-	209	-	(53)
Segment EBITDA	(167)	74	-	217	-	124
Unallocated Corporate Costs	(29)	6	9	6	-	(8)
Total EBITDA	$ (196)	$ 80	$ 9	$ 223	$ -	$ 116

79

ArvinMeritor

Non-GAAP Financial Information
Income Statement Special Items Walk FY 2009

12 Months Ended 9/30/08	Restructuring	LVS Spin-Off Costs	Non-cash Income Tax Charges	BSI Tax Rate Impact	Before Special Items 9/30/08
Sales	$ 6,390	$ -	$ -	$ -	$ -	$ 6,390
Gross Margin	562	-	-	-	-	562
Operating Income	135	9	17	-	-	161
Income (Loss) From Continuing Operations	(115)	6	17	183	(10)	81
DILUTED EARNINGS (LOSS) PER SHARE						
Continuing Operations	$ (1.60)	$ 0.08	$ 0.23	$ 2.54	$ (0.14)	$ 1.11
DILUTED Shares Outstanding	72.1					73.0
EBITDA						
Commercial Truck	$ 117	$ (1)	$ -	$ -	$ -	$ 116
Industrial	128	-	-	-	-	128
Aftermarket & Trailer	110	-	-	-	-	110
Light Vehicle Systems	5	10	-	-	-	15
Segment EBITDA	360	9	-	-	-	369
Unallocated Corporate Costs	(56)	-	17	-	-	(39)
Total EBITDA	$ 304	$ 9	$ 17	$ -	$ -	$ 330

80

ArvinMeritor

Non-GAAP Financial Information
Income Statement Special Items Walk FY 2008

Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Twelve Months Ended September 30, 2009	Twelve Months Ended September 30, 2008	Three Months Ended June 30, 2009
Total EBITDA - Before Special Items	$ 40	$ 87	$ 116	$ 330	$ 28
Asset Impairment Charges	-	-	(223)	-	-
Restructuring Costs	(4)	-	(80)	(9)	(6)
LVS Separation Costs	-	(11)	(9)	(17)	(1)
Loss on Sale of Receivables	-	(7)	(7)	(22)	(1)
Depreciation and Amortization	(21)	(31)	(81)	(120)	(18)
Interest Expense, Net	(21)	(16)	(86)	(80)	(22)
Provision for Income Taxes	(43)	(182)	(707)	(197)	(12)
Loss From Continuing Operations	$ (49)	$ (160)	$ (1,077)	$ (115)	$ (32)

81

ArvinMeritor

Non-GAAP Financial Information
EBITDA Reconciliation

(in millions)	Three Months Ended September 30,		Twelve Months Ended September 30,	
	2009	2008	2009	2008
Cash flows provided by (used for) continuing operations	$ 27	$ 127	$ (279)	$ 180
Capital expenditures - continuing operations	(17)	(48)	(111)	(138)
Free cash flows provided by (used for) continuing operations	10	79	(390)	42
Cash flows used for discontinued operations	19	30	(16)	(17)
Capital expenditures - discontinued operations	(7)	(6)	(23)	(34)
Free cash flowprovided by discontinued operations	12	24	(39)	(51)
Free cash flow - full company	$ 22	$ 103	$ (429)	$ (9)

Free cash flows provided by operations	$ 22
Changes in receivables securitization and factoring	15
Restructuring payments	11
Free cash flows from continuing operations before restructuring and repayment of off-balance sheet factoring and securitization	$ 48

82

ArvinMeritor

Non-GAAP Financial Information
Free Cash Flow

(in millions)

	2009 Fiscal Quarters Ended			3 Months Ended
	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash flows provided by (used for) operations	$ 99	$ (102)	$ (338)	$ (271)
Capital expenditures - continuing operations	(22)	(34)	(38)	(26)
Capital expenditures - discontinued operations	(4)	(2)	(10)	(8)
Free cash flows provided by (used for) operations - full company	$ 73	$ (138)	$ (386)	$ (305)

Free cash flows provided by operations - full company	$ 73
Changes in receivables securitization and factoring	74
Restructuring payments	11
Free cash flows from operations before restructuring and repayment of off-balance sheet factoring and securitization	$ 158

83

ArvinMeritor

Non-GAAP Financial Information
Free Cash Flow